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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): December 28, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                             63144
(Address of principal executive offices)               (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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Item  8.01        Other Events.

                  On December 28, 2007, K-V Pharmaceutical Company ("KV") issued a press release announcing that NYSE Regulation, Inc. granted KV's request for a trading extension through February 15, 2008 for its securities, subject to ongoing reassessment. The extension was required under the NYSE's rules because KV has been delayed in filing its fiscal 2007 Annual Report on Form 10-K.

                  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. KV has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

Item  9.01        Financial Statements and Exhibits.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------

                       99 Press Release dated December 28, 2007, issued by K-V Pharmaceutical Company


                                  *    *    *




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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 12, 2008

                                       K-V PHARMACEUTICAL COMPANY


                                       By: /s/ Richard H. Chibnall
                                          --------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance




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